April 19, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services Marine Trust 1999-2
    Registration No. 333-56303-02

On behalf of Distribution Financial Services Marine Trust 1999-2 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-02

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

April 15, 2002
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-667-7987

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services Marine Trust 1999-2
          April 15, 2002 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee


By:     /s/ Lori M. Swanell
Title:  Assistant Vice President
Date:   April 19, 2002




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               10-Apr-02
Determination Date:            12-Apr-02
Monthly Payment Date:          15-Apr-02
Collection Period Ending:      31-Mar-02

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                               10,693,095.81
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    335,029.61
    Current Monthly Interest Shortfall/Excess                                                                          96,672.01
    Recoup of Collection Expenses                                                                                      -9,493.64
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   11,115,303.79

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,792,358.03
    Amount of Interest Payments Received During the Collection Period                                               1,695,686.02
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           96,672.01

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              10,814,578.93
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)               145,452.91
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                14,990.96
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          10,814,578.93
    Total Ending Reserve Balance                                                                                   10,975,022.80


IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,695,686.02
    Scheduled Principal Payments Received                                                                           1,782,557.09
    Principal Prepayments Received                                                                                  7,214,852.70
    Total Interest and Principal Payments Received                                                                 10,693,095.81

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   387,540.52
    minus  Reasonable Expenses                                                                                         52,510.91
    Net Liquidation Proceeds                                                                                          335,029.61
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     335,029.61

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   11,028,125.42
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  262,057,426.24
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      109,190.59

                                                                                                                        1,041.67
VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  262,057,426.24
    Pool Balance as of the Current Accounting Date                                                                252,527,672.80
    Age of Pool in Months                                                                                                     35

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        256,816,277.72
    Aggregate Note Balance as of Current Accounting Date                                                          247,477,119.34


b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             55                1,625,295.21         0.644%
    60-89 Days Delinquent             12                 386,625.54          0.153%
    90-119 Days Delinquent            10                1,068,506.71         0.423%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            8                 532,343.65          0.211%
    Cumulative Defaults               247              11,352,914.01         4.496%

    Current Month Realized Losses                                                                                     514,406.11
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.094%
    Preceding Realized Losses                                                                                         648,416.40
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.118%
    Second Preceding Realized Losses                                                                                  274,515.26
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.050%
    Cumulative Realized Losses                                                                                     10,441,930.14
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.899%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.45914113
                                                                                                                      0.44995840

a)                                                                                                                    221,483.48
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         421,653.10
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              81,610,277.72          9,339,158.38     72,271,119.34
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    190,595.06
                                                                                                                      -45,142.15
VIIIPOOL STATISTICS
                                                                                                                           8.27%
                                                                                                                             157

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       11,115,303.79
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                11,116,345.46

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00
